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                                                                  EXECUTION COPY

                               CO-LENDER AGREEMENT

                  This Co-Lender Agreement (this "Agreement") is entered into as of the 1st day of February, 2002 by and among Wells Fargo Bank Minnesota, N.A., having an address at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, as trustee for GMAC Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-C1 (together with its successors and assigns, "Lead Lender"), Goldman Sachs Mortgage Company, having an address at 85 Broad Street, New York, New York 10004 (together with its successors and assigns, "Co-Lender") and GMAC Commercial Mortgage Corporation, having an address at 200 Witmer Road, Horsham, Pennsylvania 19044, as master servicer (together with its successors and assigns in such capacity, "Master Servicer" and special servicer (together with its successors and assigns in such capacity, "Special Servicer").

                                    RECITALS:

Pursuant to that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated August 30, 2001 (as modified by the Modification Agreement described below, the "Deed of Trust") executed by Vestar Arizona XVII, LLC and Vestar Arizona XXVI, LLC, each an Arizona limited liability company (collectively, the "Borrower") to Lawyers Title Insurance Corporation, as trustee (the "Trustee") for the benefit of Archon Financial, L.P. (the "Originator"), and that certain Promissory Note (the "Original Note") dated August 30, 2001 from the Borrower to the Originator, the Originator has made a certain mortgage loan in the original principal amount of Twenty-Nine Million Dollars ($29,000,000.00) (the "Original Loan") to the Borrower. The Originator subsequently sold, transferred and assigned the Original Loan to Co-Lender and pursuant to that certain Modification Agreement dated as of December 14, 2001 between Co-Lender and the Borrower, the Original Loan has been split into a loan in the amount of $14,500,000 ("Loan A1") evidenced by a promissory note in the amount of $14,500,000 ("Note A1") and a second loan in the amount of $14,500,000 ("Loan A2" and, together with Loan A1, the "Loans") evidenced by a promissory note in the amount of $14,500,000 ("Note A2"). Co-Lender subsequently sold, transferred and assigned Note A1 to GMAC Commercial Mortgage Securities, Inc. (the "Depositor") pursuant to that certain Loan Sale Agreement dated as of January 25, 2002 by and between Co-Lender and the Depositor. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Deed of Trust or the Pooling Agreement (as defined below). The Loans are secured by, among other things, Mesa Grand and Mesa Spectrum Shopping Centers in Mesa, Arizona, more particularly described in the Deed of Trust (the "Mortgaged Properties").

                  The Depositor has transferred and assigned Loan A1 to Lead Lender pursuant to that certain Pooling and Servicing Agreement, dated as of February 1, 2002 (the "Pooling Agreement") by and among the Depositor as seller, the Master Servicer, the Special Servicer and the Lead Lender as trustee.

                  NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant, agree, represent and warrant as follows:


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          1. Payments.

          (a) Payments from the Borrower shall be collected by the Master Servicer, or in the event that Loan A1 or Loan A2 is a Specially Serviced Mortgage Loan, Special Servicer and applied pari passu to Loan A1 and Loan A2, in accordance with the provisions of the Deed of Trust. Payments applied to Loan A1 shall be deposited and applied in accordance with the Pooling Agreement. Co-Lender shall be entitled to all payments due on Note A2 and payable to the Co-Lender in accordance with the Pooling Agreement.

          (b) In the event that the Master Servicer or the Special Servicer, as applicable, receives an aggregate payment of less than the aggregate amount due under the Loans at any particular time, Lead Lender and Co-Lender hereby covenant and agree that Co-Lender shall receive from the Master Servicer an amount equal to Note A2's pro rata share of such payment, based on the respective outstanding principal balances of Note A1 and Note A2. All expenses, losses and shortfalls relating to the Loans including, without limitation, losses of principal or interest, unrecoverable Advances, interest on Advances, Special Servicing Fees and Liquidation Fees (including any such fees related to Note A2), will be allocated as described in the Pooling Agreement. (c) The Co-Lender shall provide wire instructions to the Master Servicer no less than five Business Days prior to any Master Servicer Remittance Date (which wire instructions may be in the form of a standing order applicable to all subsequent Master Servicer Remittance Dates).

          (c) The Co-Lender shall provide wire instructions to the Master Servicer no less than five Business Days prior to any Master Servicer Remittance Date (which wire instructions may be in the form of a standing order applicable to all subsequent Master Servicer Remittance Dates).

          2. Administration and Servicing of the Loans.

          (a) For so long as either Note A1 or Note A2 is included in a Securitization the Master Servicer, or in the event that Loan A1 or Loan A2 is a Specially Serviced Mortgage Loan, Special Servicer on behalf of the Lead Lender shall administer Loan A1 and Loan A2 consistent with the terms of this Agreement and the Pooling Agreement. A "Securitization" shall mean an issuance of securities representing beneficial interests in one or more mortgage loans, including Notes. The holder of Note A2 will not be permitted to terminate the Master Servicer or Special Servicer as servicer or special servicer of Note A2. Pursuant to the Pooling Agreement, all rights of the mortgagee under the Loans will be exercised by the Master Servicer or Special Servicer, on behalf of the Trust Fund and the holder of Note A2, and Co-Lender specifically acknowledges and agrees to Section 3.24 of the Pooling Agreement.

          (b) It is intended by the parties hereto that the Loans shall, consistent with and subject to the provisions of this Agreement and the Pooling Agreement, be serviced by the Servicer as a single loan; provided that, among other things, (i) funds collected by the Master Servicer or the Special Servicer, as applicable, and applied to Loan A2 shall be deposited and disbursed in accordance with the provisions hereof and the Pooling Agreement, (ii) compensation shall be paid to the Master Servicer and the Special Servicer with respect to Loan A2 as provided below in paragraph 2(c), (iii) the Master Servicer and the Special Servicer shall have no obligation to make Delinquency Advances with respect to Loan A2, and (iv) except as otherwise specified herein or in the Pooling Agreement, the Master Servicer and the Special Servicer shall have no reporting requirement with respect to Loan A2 other than to deliver to



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Co-Lender copies of all the reports which it delivers to Lead Lender under the
Pooling Agreement. The Master Servicer shall, on behalf of Lead Lender, distribute to Co-Lender, on the Master Servicer Remittance Date, all payments due to Co-Lender under Note A2, to the extent that funds received in respect of the Loans are allocated to amounts due under Note A2 in accordance with Paragraph 1 hereof and the Pooling Agreement. Lead Lender and Master Servicer shall provide Co-Lender, promptly upon delivery or receipt by Lead Lender or Master Servicer in its capacity as trustee or servicer under the Pooling Agreement, respectively, with copies of all documents, certificates, instruments, notices and correspondence sent or received by Lead Lender or Master Servicer with respect to the Loans, and Master Servicer shall deliver such information with respect to the Loans as may reasonably be requested by Co-Lender, or a servicer acting on its behalf, to permit customary reporting with respect to the Loans in a Securitization involving Note A2 (based on reporting generally consistent with the Master Servicer's reporting obligations under the Pooling Agreement, with such modifications as may be reasonably requested by Co-Lender); provided that neither Lead Lender nor Master Servicer shall be required pursuant hereto to deliver information to Co-Lender with respect to mortgage loans other than the Loans or information of a scope or nature that is materially different from that which the Master Servicer would be entitled to receive from a subservicer of a comparable mortgage loan under the Pooling Agreement and related subservicing agreements (including without limitation CMSA reports on the Companion Loan and any financial statements or other financial information received from the borrower). Additionally, Master Servicer on behalf of Lead Lender shall provide Co-Lender with written notice of any defaults by the Borrower under the Loans. Master Servicer, on behalf of Lead Lender, shall also make available to Co-Lender copies of all financial statements of the Borrower and all other documents, certificates, reports and financial statements received by Master Servicer or Lead Lender pursuant to the Loan Documents.

          (c) Co-Lender shall pay to Master Servicer under the Pooling Agreement, as compensation for servicing Loan A2, a fee (the "Servicing Fee") equal to the product of 0.03% per annum and the Note A2 principal balance on which interest accrues. In addition, in the event that Loan A2 becomes a Specially Serviced Mortgage Loan, Co-Lender shall pay to Special Servicer under the Pooling Agreement a fee (the "Special Servicing Fee") equal to the product of 0.250% per annum and the Note A2 principal balance on which interest accrues. The Servicing Fee and the Special Servicing Fee shall accrue on the same basis as the related interest payment on Note A2 is computed. Loan A2 shall be considered a Specially Serviced Mortgage Loan if Loan A1 is determined to be a Specially Serviced Mortgage Loan under the Pooling Agreement. The Special Servicer agrees to cause Loan A2 to be specially serviced for the benefit of the Co-Lender in accordance with the terms and provisions set forth in the Pooling Agreement whenever Loan A1 is a Specially Serviced Mortgage Loan. Whenever Loan A1 becomes a Specially Serviced Mortgage Loan, any Workout Fee or Liquidation Fee (each as defined in the Pooling Agreement) payable to the Special Servicer under the Pooling Agreement shall be allocated pro rata between the proceeds of Loan A1 and Loan A2 payable to the holders of Note A1 and Note A2, respectively.

          (d) If (i) Master Servicer shall pay any amount to Co-Lender pursuant hereto in the belief or expectation that a related payment has been made or will be received or collected in connection with the Loans and (ii) such related payment is not received or collected by Master Servicer, then Co-Lender will promptly on demand by Master Servicer return such amount to



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Master Servicer. If Master Servicer determines at any time that any amount received or collected by Master Servicer in respect of the Loans must be returned to the Borrower or paid to any other person or entity pursuant to any insolvency law or otherwise, notwithstanding any other provision of this Agreement, Master Servicer shall not be required to distribute any portion thereof to Co-Lender, and Co-Lender will promptly on demand by Master Servicer repay, which obligation shall survive the termination of this Agreement, any portion thereof that Master Servicer shall have distributed to Co-Lender, together with interest thereon at such rate, if any, as Master Servicer may pay to the Borrower or such other person or entity with respect thereto.

          (e) Subject to the Pooling Agreement, Master Servicer, or in the event that Loan A1 or Loan A2 is a Specially Serviced Mortgage Loan, Special Servicer on behalf of Lead Lender and Co-Lender shall have the exclusive right and obligation to (i) administer, service and make all decisions and determinations regarding the Loans, and (ii) enforce the Loan Documents. Without limiting the generality of the preceding sentence, the Master Servicer, or in the event that Loan A1 or Loan A2 is a Specially Serviced Mortgage Loan, Special Servicer may agree to any modification, waiver or amendment of any term of, forgive interest on and principal of, capitalize interest on, permit the release, addition or substitution of collateral securing, and/or permit the release of the Borrower on or any guarantor of any Loans it is required to service and administer hereunder, without the consent of the Co-Lender, subject, however, to the terms of the Pooling Agreement.

          (f) In taking or refraining from taking any action permitted by
Section 2(e) hereof, Lead Lender, Master Servicer and Special Servicer shall each be subject to the same degree of care with respect to the administration and servicing of the Loans as is consistent with the Pooling Agreement; provided, however, that Lead Lender, Master Servicer and Special Servicer shall not be liable to Co-Lender, and Master Servicer and Special Servicer shall not be liable to Lead Lender or Co-Lender or to each other, with respect to anything Lead Lender or Master Servicer or Special Servicer may do or omit to do in connection with the Loans in the absence of negligence or willful misconduct on such party's part in the administration or servicing of the Loans.

          (g) In the event that Master Servicer or Special Servicer, on behalf of Lead Lender, has advanced any funds or incurred any expenses with respect to the Loans which would otherwise be reimbursable to Master Servicer or Special Servicer under the Pooling Agreement, and the proceeds of, and receipts from, the Loans or the Mortgaged Properties are not sufficient to reimburse such advances and expenses, Co-Lender shall reimburse Master Servicer or Special Servicer, as applicable, in an amount equal to its pro rata share (based upon the outstanding principal balance of the respective Notes) of such advances or expenses. This reimbursement right shall not limit the Master Servicer's or Special Servicer's rights to reimbursement under the Pooling Agreement. To the extent the Master Servicer or Special Servicer has received under the Pooling Agreement and from Co-Lender hereunder an aggregate amount in excess of the amount for which the Master Servicer or Special Servicer, as the case may be, is entitled to be reimbursed under the Pooling Agreement, Master Servicer or Special Servicer, as applicable, will remit the amount of such excess to Lead Lender for distribution of such amount under the Pooling Agreement.

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          (h) If neither Note A1 nor Note A2 is included in a Securitization, unless otherwise agreed by the holders of both such Notes, the holder of Note A1 shall have the exclusive right and obligation to administer and exercise rights under the Loans and enforce the Loan Documents except that any amendment or modification of Note A2, and any amendment or modification of the Loan Documents (other than Note A2) that materially adversely affects the holder of Note A2, including the ability to receive timely payments of principal and interest, shall require consent of the holder of Note A2.


          3. Enforcement of the Loans. Co-Lender hereby authorizes Lead Lender to take legal action to enforce or protect Co-Lender's and Lead Lender's interests with respect to the Loans and the Mortgaged Properties. If Lead Lender (or Master Servicer or Special Servicer on behalf of Lead Lender) incurs any liabilities, costs, fees or expenses (including, without limitation, those for in-house or outside legal services), or makes any protective or other property advances on behalf of the Borrower, in connection with the Loans, with any actual or proposed amendment or waiver of any term thereof or restructuring or refinancing thereof or with any effort to enforce or protect Co-Lender's or Lead Lender's rights or interests with respect thereto, then Co-Lender will reimburse Lead Lender (or Master Servicer or Special Servicer, as applicable) on demand in an amount equal to its pro rata share based upon the outstanding principal balance of Note A1 and Note A2, to the extent such costs are not reimbursed by or on behalf of the Borrower, which reimbursement obligation will survive the termination of this Agreement. If Lead Lender (or Master Servicer or Special Servicer, on behalf of Lead Lender) incurs any liabilities for special servicing fees in connection with the loans, Co-Lender will reimburse Lead Lender (or Master Servicer or Special Servicer, as applicable) in an amount equal to its pro rata share based upon the outstanding principal balance of the Notes. Any such expenses may be netted by Lead Lender against distributions on Note A2. To the extent that Co-Lender advances any such costs prior to their being reimbursed by or on behalf of Borrower and such costs are subsequently recovered by the Lead Lender, Co-Lender shall receive a pro rata reimbursement from such recovery.

          4. Assignment of Notes; Compliance with Pooling Agreement. The holder of Note A1 shall have the right to assign Note A1, and the holder of Note A2 shall have the right to assign Note A2; provided that (a) the assignee of Note A1 or Note A2, as applicable, shall agree in writing to be bound by the terms of this Agreement, (b) such assignee is a Qualified Institutional Lender (as defined below) and (c) the Master Servicer and the Special Servicer have been notified in writing of such assignment. Each party hereto shall notify the other party if it shall assign Note A1 or Note A2, as applicable. "Qualified Institutional Lender" means any legal person, including, without limitation, any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof (a "Person") who is
(A) (i) a bank, savings and loan association, investment bank, insurance company, real estate investment trust, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan; or (ii) a trustee in connection with a Securitization, so long as such trustee or the servicer therefor is a Person that otherwise would be a Qualified Institutional Lender the other provisions of this definition, or (iii) an investment company, money management firm or a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"); or (iv) an institution substantially similar to any to any of the foregoing; provided in each case of clauses (i), (ii), (iii) or (iv) of this


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definition that it has total assets (in name or under management) in excess of
$600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity in excess of $200,000,000, or (c) any Person Controlled (as defined below in this definition) by any one or more of the Persons listed in clause (i) above and (B) with respect to any sale of either Loan participations in either Loan or securities representing an interest in either Loan other than in a public offering of such securities, even if such public offering is made simultaneously with a private placement, a Person which is (i) actively and regularly engaged in the purchase of loans or interests therein or securities representing loans or interests therein, or (ii) a "Qualified Institutional Buyer" pursuant to Rule 144A or an entity that is an institutional "Accredited Investor" within the meaning of Rule 501A(1), (2), (3) or (7) of Regulation D under the 1933 Act, or an entity in which each of the equity owners is such an institutional "Accredited Investor." For purposes of this definition only, "Control" means the ownership, directly or indirectly, in the aggregate of more than 50% of the beneficial ownership interests of a Person and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise ("Controlled" has the meaning correlative thereto).

                  In accordance with Section 3.10(a) of the Pooling Agreement, Co-Lender hereby authorizes and empowers each of Master Servicer and Special Servicer, in its own name, in connection with its servicing and administrative duties under the Pooling Agreement and this Agreement, to exercise efforts consistent with the Servicing Standard and to execute and deliver, on behalf of Co-Lender, any and all financing statements, continuation statements and other documents and instruments necessary to maintain the lien created by any Mortgage or other security document related to the Loans on the Mortgaged Properties and related collateral; subject to Section 3.21 of the Pooling Agreement, any and all modifications, waivers, amendments or consents to or with respect to any Loan documents; and any and all instruments of satisfaction or cancellation, or of full release or discharge, and all other comparable instruments with respect to the Loan A2 and the Mortgaged Properties. Subject to Section 3.10 of the Pooling Agreement, Co-Lender agrees to furnish, or cause to be furnished, to Master Servicer and Special Servicer any powers of attorney or other documents necessary or appropriate to enable Master Servicer or Special Servicer, as the case may be, to carry out its servicing and administrative duties under the Pooling Agreement an this Agreement; provided, however, that the Co-Lender shall not be liable, and shall be indemnified by Master Servicer or Special Servicer, as applicable for any negligence with respect to, or misuse of, any such power of attorney by Master Servicer or Special Servicer, as the case may be; and further provided that neither Master Servicer nor Special Servicer, without the written consent of Co-Lender, shall initiate any action in the name of Co-Lender without indicating its representative capacity or cause the Co-Lender to be registered to do business in any state.

                  Co-Lender agrees to perform its obligations pursuant to
Section 3.10 of the Pooling Agreement with respect to delivers to Master Servicer or the Special Servicer, as applicable of the Loan Documents related to Loan A2, any Requests for Release and any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of the Mortgaged Properties or to any legal action or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or equity with respect to Loan A2.

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                  The Co-Lender hereby confirms that it has been provided with the Pooling Agreement and acknowledges and agrees to be bound by the provisions of the Pooling Agreement affecting the rights of the Master Servicer or the Special Servicer vis-a-vis the Co-Lender, and imposing obligations on it, including, without limitation, Sections 3.01, 3.10, 3.11, 3.24(b) and 6.03.

                  In the event of an inconsistency between the provisions of this Agreement and the Pooling Agreement, the provisions of this Agreement shall prevail.

                  5. Governing Law. The parties agree that the State of New York has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America.

                  6. Modification, Waiver in Writing. No modification, amendment, extension, discharge termination or waiver of any provision of this Agreement, shall in any event be effective unless the same shall be in writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

                  7. Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, addressed if to Lead Lender at its address set forth on the first page hereof, if to Co-Lender at its designated address set forth on the first page hereof and if to Master Servicer and Special Servicer at its designated address set forth in the Pooling Agreement, or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 7.

                  A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery; (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; (c) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day; or (d) in the case of telecopier, upon receipt of answerback confirmation, provided that such telecopied notice was also delivered as required in this Section 7. A party receiving a notice which does not comply with the technical requirements for notice under this Section 7 may elect to waive any deficiencies and treat the notice as having been properly given.

                  8. Headings. The headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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                  9. Severability. Wherever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  10. Third Party Beneficiaries. This Agreement is intended solely for the benefit of the parties hereto and does not, and shall not be construed to, create any rights in favor of any other person or entity.

                  11. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  13. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement and supersedes all prior agreements, understandings and negotiations between the parties.

                       [SIGNATURES ON THE FOLLOWING PAGE]


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                  IN WITNESS HEREOF, the parties hereto have caused this
Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                                 WELLS FARGO BANK MINNESOTA, N.A.,
                                    as trustee for GMAC COMMERCIAL
                                    MORTGAGE SECURITIES INC.,
                                    COMMERCIAL MORTGAGE PASS-
                                    THROUGH CERTIFICATES, SERIES
                                    2002-C1 (Lead Lender)



                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 GOLDMAN SACHS MORTGAGE COMPANY (Co-Lender)


                                 By: GOLDMAN SACHS REAL ESTATE FUNDING CORP.



                                     By: _______________________________________
                                         Name:
                                         Title:


                                 GMAC COMMERCIAL MORTGAGE
                                    CORPORATION (Master Servicer and
                                    Special Servicer)



                                     By: _______________________________________
                                        Name:
                                        Title: